Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 11th day of February, 2019.

CARLYLE GROUP MANAGEMENT L.L.C.

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello
Title:	Chairman Emeritus

THE CARLYLE GROUP L.P.
By: Carlyle Group Management L.L.C., its general partner

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello
Title:	Chairman Emeritus

CARLYLE HOLDINGS I GP INC.

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello
Title:	Chairman Emeritus

CARLYLE HOLDINGS I GP SUB L.L.C.
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello
Title:	Chairman Emeritus

CARLYLE HOLDINGS I L.P.

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello
Title:	Chairman Emeritus

TC GROUP, L.L.C.
By: Carlyle Holdings I L.P., its managing member

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello
Title:	Chairman Emeritus

TC GROUP SUB L.P.
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello
Title:	Chairman Emeritus

TC GROUP VI S1, L.L.C.

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello
Title:	Authorized Person

TC GROUP VI S1, L.P.

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello
Title:	Authorized Person

CP VI EAGLE HOLDINGS, L.P.
By: TC Group VI S1, L.P., its general partner

By:	/s/ Daniel D’Aniello
Name:	Daniel D’Aniello
Title:	Authorized Person